COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2020 (Unaudited)

		Shares	Value
EXCHANGE-TRADED FUNDS	0.4%
Invesco Preferred ETF		188,710	$2,483,423

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$2,201,019)			2,483,423

PREFERRED SECURITIES—$25 PAR VALUE	11.7%
BANKS	3.0%
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series D(a),(b)		99,733	2,378,632
GMAC Capital Trust I, 7.477% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(c)		206,660	4,238,597
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(b)		275,327	6,470,184
Synovus Financial Corp., 5.875% to 7/1/24, Series E(a),(b)		122,000	2,507,100
Wells Fargo & Co., 5.85% to 9/15/23, Series Q(a),(b)		80,751	1,966,287

			17,560,800

FINANCIAL—INVESTMENT BANKER/BROKER	1.7%
Morgan Stanley, 4.00% (3 Month US LIBOR + 0.70%, Floor 4.00%), Series A (FRN)(a),(c)		257,223	4,925,820
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b)		210,980	5,289,269

			10,215,089

INDUSTRIALS—CHEMICALS	2.1%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(b)		187,310	4,323,115
CHS, Inc., 6.75% to 9/30/24, Series 3(a),(b)		129,600	2,886,192
CHS, Inc., 7.50%, Series 4(a)		212,961	5,315,506

			12,524,813

INSURANCE	2.0%
LIFE/HEALTH INSURANCE	0.9%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(b)		215,328	4,892,252

LIFE/HEALTH INSURANCE—FOREIGN	1.1%
Aegon NV, 4.00%, (3 Month US LIBOR + 0.875%, Floor 4.00%), Series 1 (FRN) (Netherlands)(a),(c)		339,074	6,533,956

TOTAL INSURANCE			11,426,208

PIPELINES	1.4%
Energy Transfer Operating LP, 7.375% to 5/15/23, Series C(a),(b)		169,160	2,131,416
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(a),(b)		229,380	2,913,126
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(a),(b)		263,899	3,280,265

			8,324,807

		Shares		Value
PIPELINES—FOREIGN	0.4%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(b)		114,059		$2,081,577

UTILITIES—MULTI-UTILITIES	0.5%
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(b)		104,000		2,641,600

UTILITIES—FOREIGN	0.6%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)(b)		40,750		1,006,933
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(b)		100,265		2,356,227

				3,363,160

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$82,763,690)				68,138,054

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	126.3%
BANKS	41.5%
AgriBank FCB, 6.875% to 1/1/24(a),(b)		$36,200	†	3,515,925
BAC Capital Trust XIV, 4.00% (3 Month US LIBOR + 0.40%, Floor 4.00%), Series G (FRN)(a),(c)		20,730,000		16,879,299
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b)		3,925,000		3,966,978
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(b)		7,979,000		8,091,943
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b)		8,410,000		8,541,995
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b)		5,932,000		6,262,383
Citigroup, Inc., 5.90% to 2/15/23(a),(b)		10,600,000		10,234,194
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(b)		10,338,000		10,022,122
Citigroup, Inc., 5.95% to 8/15/20, Series Q(a),(b)		2,030,000		1,786,836
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(b)		7,261,000		7,484,893
Citigroup, Inc., 5.00% to 9/12/24, Series U(a),(b)		1,938,000		1,772,989
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(a),(b)		1,015,000		883,755
CoBank ACB, 6.25% to 10/1/22, Series F(a),(b)		117,000	†	11,583,000
CoBank ACB, 6.125%, Series G(a)		32,250	†	3,185,333
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b)		5,755,000		5,697,450
Corestates Capital III, 2.262% (3 Month US LIBOR + 0.57%), due 2/15/27, 144A (TruPS) (FRN)(c),(d)		3,000,000		2,522,505

		Principal Amount		Value
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A(d)		$3,830,280		$4,465,877
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(b),(d)		67,500	†	6,581,250
Farm Credit Bank of Texas, 10.00%, Series 1(a)		7,500	†	7,571,250
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%), 144A (FRN)(a),(c),(d)		13,750	†	9,075,000
Goldman Sachs Capital II, 4.00%, (3 Month US LIBOR + 0.768%, Floor 4.00%), (FRN)(a),(c)		7,902,000		5,950,166
Goldman Sachs Group, Inc./The, 5.375% to 5/10/20, Series M(a),(b)		5,000,000		4,469,825
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(a),(b)		3,470,000		3,337,463
Goldman Sachs Group, Inc./The, 4.95% to 2/10/25, Series R(a),(b)		1,706,000		1,519,526
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FF(a),(b)		3,000,000		2,814,585
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b)		8,419,000		8,803,706
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(b)		6,200,000		6,322,109
KeyCorp Capital I, 2.173%, (3 Month US LIBOR + 0.740%), due 7/1/28, (TruPS) (FRN)(c)		3,525,000		2,893,373
Mellon Capital IV, 4.00%, (3 Month US LIBOR + 0.565%, Floor 4.00%), Series 1 (FRN)(a),(c)		28,285,000		24,020,895
Truist Bank, 4.00% (3 Month US LIBOR + 0.645%, Floor 4.00%), Series J, (FRN)(a),(c)		4,000,000		3,206,980
Truist Bank, 1.391% (3 Month US LIBOR + 0.650%), due 3/15/28, (FRN)(c)		3,185,000		2,614,296
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(b)		5,935,000		5,049,587
Truist Financial Corp., 4.80% to 9/01/24, Series N(a),(b)		6,240,000		5,370,737
US Bancorp, 3.50%, (3 Month US LIBOR + 1.020%, Floor 3.50%), Series A, (FRN)(a),(c)		24,747	†	17,800,826
USB Capital IX, 3.50%, (3 Month US LIBOR + 1.020%, Floor 3.50%), (FRN)(a),(c)		4,734,000		3,535,091
Wachovia Capital Trust II, 2.331% (3 Month US LIBOR + 0.50%), due 1/15/27, (FRN)(c)		3,550,000		2,913,964
Wachovia Capital Trust III, 5.57% (3 Month US LIBOR + 0.930%, Floor 5.57%), (FRN)(a),(c)		1,048,000		1,022,827
Wells Fargo & Co., 5.95%, due 12/1/36		5,893,000		7,410,920
Wells Fargo & Co., 7.95%, due 11/15/29		445,000		583,678
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b)		2,892,000		2,937,390

				242,702,921

BANKS—FOREIGN	46.2%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(b),(d),(e)		3,000,000		2,950,005

	Principal Amount	Value
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(b),(e)	$6,200,000	$4,809,309
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (Spain)(a),(b),(e),(f)	2,800,000	3,024,920
Banco BPM SpA, 6.125% to 1/21/25 (Italy)(a),(b),(e),(f)	2,800,000	1,918,494
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)(a),(b),(e),(f)	800,000	647,270
Banco Santander SA, 4.375% to 1/14/26 (Spain)(a),(b),(e),(f)	2,000,000	1,660,631
Banco Santander SA, 7.50% to 2/8/24 (Spain)(a),(b),(e),(f)	2,400,000	2,121,245
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(b),(d)	7,900,000	8,176,047
Barclays PLC, 5.875% to 9/15/24 (United Kingdom)(a),(b),(e),(f)	1,000,000	883,075
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(a),(b),(e)	4,000,000	4,256,876
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(b),(e),(f)	6,000,000	5,520,000
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(e)	3,200,000	2,973,776
BNP Paribas SA, 4.50% to 2/25/30, 144A (France)(a),(b),(d),(e)	5,600,000	4,315,500
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(b),(d),(e)	8,400,000	7,444,500
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)(a),(b),(d),(e)	1,000,000	902,810
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(a),(b),(d),(e)	1,800,000	1,744,101
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(d),(e)	5,600,000	5,351,892
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)(a),(b),(d),(e)	5,100,000	4,982,063
Commerzbank AG, 7.00% to 4/9/25 (Germany)(a),(b),(e),(f)	1,400,000	1,125,250
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(b),(d),(e)	8,200,000	7,344,699
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(b),(d),(e)	5,600,000	5,434,442
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(d),(e)	9,550,000	9,896,407
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(b),(d),(e)	3,300,000	2,899,166
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(a),(b),(e),(f)	10,900,000	10,087,841
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(b),(d),(e)	3,000,000	2,724,585
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(b),(d),(e)	3,263,000	3,161,260
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(b),(d),(e)	15,400,000	14,203,343
Deutsche Bank AG, 6.00% to 10/30/25 (Germany)(a),(b),(e)	200,000	134,400
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(a),(b),(e),(f)	3,800,000	3,434,911
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(d)	3,695,000	5,434,661
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(e)	5,800,000	5,427,031
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(b),(e)	3,400,000	3,181,771

	Principal Amount	Value
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)(a),(b),(e)	$9,700,000	$9,531,560
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(a),(b),(e)	3,400,000	2,945,981
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(b),(e)	2,400,000	2,008,680
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(a),(b),(e),(f)	5,600,000	4,909,542
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(b),(d),(e)	3,000,000	2,552,085
Itau Unibanco Holding SA, 4.50% to 11/21/24, due 11/21/29, 144A (Brazil)(b),(d),(e)	3,000,000	2,737,500
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(e)	5,250,000	4,536,131
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(b),(e)	3,800,000	3,418,081
Nationwide Building Society, 10.25% (United Kingdom)(a),(f)	1,765,000	2,871,922
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(a),(b),(d),(e)	3,800,000	3,442,173
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(a),(b)	5,459,000	6,989,294
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b),(e)	4,800,000	4,510,584
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(b),(e)	6,581,000	6,451,519
Skandinaviska Enskilda Banken AB, 5.125% to 5/13/25 (Sweden)(a),(b),(e),(f)	1,600,000	1,390,928
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(a),(b),(d),(e)	2,000,000	1,669,130
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(b),(d),(e)	11,200,000	10,359,720
Societe Generale SA, 7.375% to 10/4/23, 144A (France)(a),(b),(d),(e)	2,800,000	2,423,946
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(d),(e)	7,489,000	6,768,745
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(a),(b),(d),(e)	3,200,000	2,930,224
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(b),(d),(e)	7,000,000	6,901,405
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(d),(e)	7,400,000	7,274,126
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)(a),(b),(e),(f)	4,200,000	3,923,325
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (Switzerland)(a),(b),(e),(f)	4,200,000	4,008,795
UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (Switzerland)(a),(b),(e),(f)	2,149,000	2,106,020
UBS Group Funding Switzerland AG, 7.00% to 2/19/25 (Switzerland)(a),(b),(e),(f)	2,800,000	2,716,218
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)(a),(b),(d),(e)	8,800,000	8,278,116

		Principal Amount		Value
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (Switzerland)(a),(b),(e),(f)		$11,000,000		$10,791,198
UniCredit SpA, 7.50% to 6/3/26 (Italy)(a),(b),(e),(f)		2,000,000		2,014,730
UniCredit SpA, 8.00% to 6/3/24 (Italy)(a),(b),(e),(f)		2,000,000		1,725,790

				270,359,749

ELECTRIC	2.2%
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a),(b)		5,319,000		4,783,403
Duke Energy Corp., 4.875% to 9/16/24(a),(b)		6,000,000		5,044,170
Southern California Edison Co., 6.25% to 2/1/22, Series E(a),(b)		3,200,000		3,072,992

TOTAL ELECTRIC				12,900,565

ELECTRIC—FOREIGN	0.5%
Electricite de France SA, 5.625% to 1/22/24, 144A (France)(a),(b),(d)		850,000		818,716
Electricite de France SA, 5.00% to 1/22/26, Series EMTN (France)(a),(b),(f)		1,900,000		2,133,601

				2,952,317

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.3%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Ab,(d)		2,036,000		1,836,763

FOOD	0.9%
Dairy Farmers of America, Inc., 7.875%, 144A(a),(d),(g)		58,200	†	5,365,807

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.7%
General Electric Co., 5.00% to 1/21/21, Series D(a),(b)		4,672,000		3,863,160

INSURANCE	22.5%
LIFE/HEALTH INSURANCE	6.4%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(d)		6,100,000		7,084,327
MetLife, Inc., 9.25%, due 4/8/38, 144A(d)		10,300,000		12,889,059
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(b)		2,856,000		2,508,296
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(b)		10,008,000		9,428,036
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(a),(b),(d)		2,530,000		1,647,663
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(b)		2,000,000		1,836,510
Voya Financial, Inc., 6.125% to 9/15/23, Series A(a),(b)		2,500,000		2,264,238

				37,658,129

LIFE/HEALTH INSURANCE—FOREIGN	5.7%
Achmea BV, 4.625% to 3/24/29 (Netherlands)(a),(b),(e),(f)		4,600,000		4,213,254
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)(a),(b),(d)		5,100,000		5,267,765

		Principal Amount	Value
Dai-ichi Life Insurance Co., Ltd., 7.25% to 7/25/21, 144A (Japan)(a),(b),(d)		$4,150,000	$4,317,287
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(a),(b),(f)		2,753,000	2,863,120
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)(a),(b),(d)		2,600,000	2,612,677
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)(b),(d)		5,235,000	5,416,674
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(a),(b),(e),(f)		2,000,000	1,673,084
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)(b),(d)		6,500,000	6,706,343

			33,070,204

MULTI-LINE	2.9%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/68(b)		4,800,000	5,636,021
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9(b)		3,500,000	3,075,582
Hartford Financial Services Group, Inc./The, 3.817% (3 Month US LIBOR + 2.125%), due 2/12/67, 144A, Series ICON (FRN)(c),(d)		12,885,000	8,352,766

			17,064,369

MULTI-LINE—FOREIGN	1.1%
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(b),(d)		5,600,000	6,629,364

PROPERTY CASUALTY	0.8%
Liberty Mutual Group, Inc., 3.625% to 5/23/24, due 5/23/59, 144A (United States)(b),(d)		4,630,000	4,542,818

PROPERTY CASUALTY—FOREIGN	4.9%
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (Japan)(a),(b),(d)		11,150,000	11,605,087
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(b),(f)		7,405,000	7,343,872
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b),(f)		4,000,000	3,860,014
Swiss Re Finance Luxembourg SA, 4.25% to 9/4/24 (Switzerland)(a),(b),(f)		1,600,000	1,411,520
VIVAT NV, 6.25% to 11/16/22 (Netherlands)(a),(b),(f)		4,700,000	4,468,534

			28,689,027

		Principal Amount	Value
REINSURANCE	0.7%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(b)		$4,635,000	$3,935,206

TOTAL INSURANCE			131,589,117

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	1.0%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(b)		5,423,000	5,807,814

MATERIAL—METALS & MINING—FOREIGN	1.7%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)(b),(d)		9,500,000	10,089,048

PIPELINES	0.7%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series G(a),(b)		2,795,000	1,685,608
Enterprise Products Operating LLC, 5.25% to 8/16/27, due 8/16/77, Series E(b)		3,750,000	2,575,294

			4,260,902

PIPELINES—FOREIGN	5.2%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b)		8,124,000	6,107,176
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b)		7,464,000	5,536,385
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(b)		12,900,000	9,891,011
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)		11,673,000	9,154,492

			30,689,064

UTILITIES—ELECTRIC UTILITIES—FOREIGN	2.9%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		13,770,000	12,761,279
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(b),(d)		3,692,000	3,923,857

			16,685,136

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$801,353,487)			739,102,363

		Principal Amount	Value
CORPORATE BONDS	1.1%
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.5%
General Electric Co., 4.125%, due 10/9/42		$2,900,000	$2,754,752

INSURANCE—LIFE/HEALTH INSURANCE	0.6%
Brighthouse Financial, Inc., 4.70%, due 6/22/47		4,500,000	3,628,387

TOTAL CORPORATE BONDS (Identified cost—$6,234,530)			6,383,139

		Number of Shares
SHORT-TERM INVESTMENTS	10.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.58%(h)		60,386,894	60,386,894

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$60,386,894)			60,386,894

TOTAL INVESTMENTS IN SECURITIES(i) (Identified cost—$952,939,620)	149.8%		876,493,873
LIABILITIES IN EXCESS OF OTHER ASSETS	(49.8)		(291,416,979)

NET ASSETS (Equivalent to $20.26 per share based on 28,882,802 shares of common stock outstanding)	100.0%		$585,076,894

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Rate Receivable	Fixed Payment Frequency	Floating Rate Receivable(j) (resets monthly)	Floating Rate Payable(j) (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 60,000,000	—%	1.117%	Quarterly	—%	0.750%	Monthly	10/19/21	$768,772	$206,448	$975,220
60,000,000	1.117	—	Quarterly	0.750	—	Monthly	10/19/21	(768,584)	—	(768,584)
90,000,000	1.203	—	Quarterly	0.750	—	Monthly	10/19/22	(2,060,349)	—	(2,060,349)

Notional Amount	Fixed Rate Payable	Fixed Rate Receivable	Fixed Payment Frequency	Floating Rate Receivable(j) (resets monthly)	Floating Rate Payable(j) (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
31,000,000	1.848%	—%	Quarterly	0.750%	—%	Monthly	10/19/22	$(1,218,839)	$—	$(1,218,839)
34,000,000	—	1.203	Quarterly	—	0.750	Monthly	10/19/22	778,602	52,730	831,332
90,000,000	1.288	—	Quarterly	0.750	—	Monthly	10/19/23	(3,009,128)	—	(3,009,128)
94,000,000	1.280	—	Quarterly	1.377	—	Monthly	2/3/26	(4,410,440)	(19,497)	(4,429,937)

								$(9,919,966)	$239,681	$(9,680,285)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	GBP	9,760,274	USD	12,482,512	4/2/2020	$359,273
Brown Brothers Harriman	EUR	33,801,935	USD	37,260,819	4/2/2020	(19,315)
Brown Brothers Harriman	USD	3,664,511	EUR	3,426,259	4/2/2020	114,308
Brown Brothers Harriman	USD	19,736,185	EUR	17,984,331	4/2/2020	98,723
Brown Brothers Harriman	USD	3,549,614	EUR	3,268,807	4/2/2020	55,551
Brown Brothers Harriman	USD	1,552,340	EUR	1,454,522	4/2/2020	51,851
Brown Brothers Harriman	USD	1,359,052	EUR	1,262,386	4/2/2020	33,233
Brown Brothers Harriman	USD	2,878,911	EUR	2,615,038	4/2/2020	5,213
Brown Brothers Harriman	USD	1,700,905	EUR	1,533,419	4/2/2020	(9,698)
Brown Brothers Harriman	USD	2,563,568	EUR	2,257,173	4/2/2020	(74,134)
Brown Brothers Harriman	USD	598,393	GBP	514,189	4/2/2020	40,282
Brown Brothers Harriman	USD	481,972	GBP	414,288	4/2/2020	32,615
Brown Brothers Harriman	USD	1,008,836	GBP	833,400	4/2/2020	26,330
Brown Brothers Harriman	USD	7,687,151	GBP	6,203,718	4/2/2020	18,489
Brown Brothers Harriman	USD	970,987	GBP	785,754	4/2/2020	4,998
Brown Brothers Harriman	USD	680,791	GBP	530,441	4/2/2020	(21,930)
Brown Brothers Harriman	USD	629,070	GBP	478,484	4/2/2020	(34,745)
Brown Brothers Harriman	GBP	589,324	USD	735,754	5/4/2020	3,242
Brown Brothers Harriman	GBP	5,880,747	USD	7,291,244	5/4/2020	(18,349)
Brown Brothers Harriman	EUR	823,372	USD	909,113	5/5/2020	(138)
Brown Brothers Harriman	EUR	17,617,026	USD	19,355,298	5/5/2020	(99,221)

						$566,578

Glossary of Portfolio Abbreviations

CME	Chicago Mercantile Exchange
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Security converts to floating rate after the indicated fixed-rate coupon period.
(c)	Variable rate. Rate shown is in effect at March 31, 2020.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $264,053,304 which represents 45.1% of the net assets of the Fund, of which 0.0% are illiquid.

(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $252,774,163 which represents 43.2% of the net assets of the Fund (28.1% of the managed assets of the Fund).

(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $94,849,104 which represents 16.2% of the net assets of the Fund, of which 0.0% are illiquid.

(g)	Security value is determined based on significant unobservable inputs (Level 3).
(h)	Rate quoted represents the annualized seven-day yield.
(i)	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.
(j)	Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 31, 2020.

Country Summary	% of Managed Assets
United States	44.3
United Kingdom	9.7
France	9.0
Switzerland	6.9
Canada	5.4
Japan	4.0
Netherlands	2.8
Australia	2.7
Spain	1.4
Italy	1.3
Hong Kong	0.9
Sweden	0.6
Other	11.0

100.0

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Exchange-Traded Funds	$2,483,423	$2,483,423	$—	$—
Preferred Securities—$25 Par Value	68,138,054	68,138,054	—	—
Preferred Securities—Capital Securities:
Banks	513,062,670	—	513,062,670	—
Food	5,365,807	—	—	5,365,807
Other Industries	220,673,886	—	220,673,886	—
Corporate Bonds	6,383,139	—	6,383,139	—
Short-Term Investments	60,386,894	—	60,386,894	—

Total Investments in Securities(a)	$876,493,873	$70,621,477	$800,506,589	$5,365,807(b	)

Interest Rate Swap Contracts	$1,806,552	$—	$1,806,552	$—
Forward Foreign Currency Exchange Contracts	844,108	—	844,108	—

Total Derivative Assets(a)	$2,650,660	$—	$2,650,660	$—

Interest Rate Swap Contracts	$(11,486,837)	$—	$(11,486,837)	$—
Forward Foreign Currency Exchange Contracts	(277,530)	—	(277,530)	—

Total Derivative Liabilities(a)	$(11,764,367)	$—	$(11,764,367)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Food
Balance as of December 31, 2019	$5,784,964
Change in unrealized appreciation (depreciation)	(419,157)

Balance as of March 31, 2020	$5,365,807

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2020 which were valued using significant unobservable inputs (Level 3) amounted to $(419,157).

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s interest rate swap contracts and forward foreign currency exchange contracts activity for the three months ended March 31, 2020:

	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$271,000,000	$40,382,588